UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report: May 5, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


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EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

On May 4, 2003, EOG Resources, Inc. (EOG) issued a press release announcing first quarter 2003 financial and operational results. A copy of this release is attached as Exhibit 99.1 to this filing and is incorporated herein by reference. The information furnished under Item 9. Regulation FD Disclosure is intended to be furnished under Item 12. Results of Operations and Financial Condition.



                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               EOG RESOURCES, INC.




Date: May 5, 2003              By: /s/ TIMOTHY K. DRIGGERS
                                       Timothy K. Driggers
                                   Vice President, Accounting
                                    and Land Administration
                                (Principal Accounting Officer)

                          EXHIBIT INDEX


99.1 - Press Release of EOG Resources, Inc. dated May 4, 2003